Form 8-K

MAGELLAN HEALTH SERVICES INC

Filed: August 20, 2003 (period: August 19, 2003)

Report of unscheduled material events or corporate changes. e.g acquisition bankruptcy resignation

Table of Contents

Item 9.    Regulation FD Disclosure

Item 7.    Financial Statements and Exhibits.

SIGNATURE

EX-99.1 (Exhibits not specifically designated by another number and by investment companies)

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 19, 2003

Magellan Health Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6639	58-1076937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6950 Columbia Gateway Drive Suite 400 Columbia, Maryland		21046
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 953-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

  Item 9.    Regulation FD Disclosure

  Operating Reports

  On August 19, 2003, Magellan Health Services, Inc. (the “Company”) and certain other debtor-in-possession subsidiaries of the Company filed their unaudited combined Monthly Operating Report (the “Operating Report”) for the month of June 2003 with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  Exhibit 99.1 to this Current Report on Form 8-K contains the unaudited combined financial statements and the Bankruptcy Court reporting schedules of the Company and its debtor-in-possession subsidiaries for such period as filed with the Bankruptcy Court.

  Cautionary Statement Regarding  Operating Report as filed with the Bankruptcy Court.

  The Company cautions readers not to place undue reliance upon the information contained in the Operating Report, which contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. The Operating Report is subject to revision. The Operating Report also contains information for a period that may be shorter or otherwise different from those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In addition, the Operating Report does not include information for all of the subsidiaries of Magellan Health Services, Inc. that are included in the consolidated financial statements contained in the Company’s Exchange Act reports, but includes information only for Magellan Health Services, Inc. and its debtor-in-possession subsidiaries.  The information in the Operating Report might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Operating Report should not be viewed as indicative of future results and should not be used for investment purposes.

  Limitation on Incorporation by Reference

  In accordance with general instruction B.2 of Form 8-K, the Operating Report and other information in this report (including exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, as amended or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

  Item 7.    Financial Statements and Exhibits.

  (a)       Financial Statements of business acquired:   Not applicable

  (b)      Pro forma financial information:   Not applicable

  (c)      Exhibits:

Exhibit No.	Description of Exhibit

99.1	Monthly Operating Report for Magellan Health Services, Inc. and its debtor-in-possession subsidiaries for June 2003

  Cautionary Statement Regarding Forward Looking Statements

  Certain of the statements made in this release may constitute forward looking statements contemplated under the Private Securities Litigation Reform Act of 1995.  These forward looking statements are subject to known and unknown uncertainties and risks which could cause actual results to differ materially from those contemplated or implied by such forward looking statements including: the ability of the Company to obtain the consent of the Bankruptcy Court for its restructuring plan, service issues arising with certain customers, terminations by customers, operating results or cash flows differing from those contemplated or implied by such forward looking statements, the impact of new or amended laws or regulations, governmental inquiries, outcome of ongoing litigation, interest rate increases, unanticipated increases in the costs of care and other factors.  Any forward looking statements made in this release are also qualified in their entirety by these risks and the complete discussion of risks set forth under the caption “Cautionary Statements” in Magellan’s Transition Report on Form 10-K for the transition period from October 1, 2002 to December 31, 2002 filed with the Securities and Exchange Commission on August 12, 2003.

  SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC

By:	/s/ Mark S. Demilio
Mark S. Demilio
Executive Vice President and
Chief Financial Officer

Date: August 20, 2003